UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LIQUIDMETAL TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

We are filing this revised definitive proxy statement to correct the following inadvertent errors in our original definitive proxy statement arising from an understatement of the number of shares outstanding:

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In our original definitive proxy statement, we indicated that, as of the August 26, 2013 record date, there were 369,548,451 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The proxy statement is hereby being revised to indicate that there were actually 372,440,523 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

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In our original definitive proxy statement, we indicated in the section entitled “Security Ownership of Management and Principal Stockholders” that a total of 369,548,451 shares of our common stock were issued and outstanding as of August 7, 2013 (the date of the beneficial ownership table). We also indicated in footnote (1) to the beneficial ownership table that the percentage of beneficial ownership of common stock beneficially owned was based on 369,548,451 shares of common stock outstanding as of August 7, 2013. However, 372,440,523 shares of our common stock were issued and outstanding as of August 7, 2013. The proxy statement is hereby being revised to correct the share numbers and include percentages in this section of the document.

This revised definitive proxy statement will be available for viewing, printing and downloading at www.proxyvote.com (in lieu of the original definitive proxy statement). In addition, this revised definitive proxy statement will be printed and distributed to our stockholders who have requested or who request hard copies of the proxy materials (in lieu of the original definitive proxy statement).

30452 Esperanza

Rancho Santa Margarita, California 92688

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 24, 2013

To the Stockholders of Liquidmetal Technologies, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Liquidmetal Technologies, Inc. (the “Company”), which will be held at the Company’s corporate headquarters, located at 30452 Esperanza, Rancho Santa Margarita, California 92688, on Thursday, October 24, 2013, at 9:00 a.m. local time, for the following purposes:

1.	To elect as directors the seven nominees named in the accompanying proxy statement to serve until the 2014 annual meeting of stockholders and until their successors are duly elected and qualified;

2.

To approve the amendment and restatement of our Certificate of Incorporation to (i) increase the number of shares of common stock that we are authorized to issue from 500,000,000 shares to 700,000,000 shares and (ii) remove all language relating to our Series A-1 and Series A-2 Preferred Stock and the rights of the holders thereof;

3.	To hold an advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

4.	To hold an advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers;

5.	To ratify the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2013; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on August 26, 2013 will be entitled to vote at the annual meeting. Information relating to the matters to be considered and voted on at the annual meeting is set forth in the accompanying proxy statement. We are also enclosing with the accompanying proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

YOUR VOTE IS VERY IMPORTANT. Please read the proxy statement and vote your shares as soon as possible. Our board of directors unanimously recommends a vote “FOR” the election of each of the seven nominees for director named in the accompanying proxy statement, “FOR” the approval of the amendment and restatement of our Certificate of Incorporation to (i) increase the number of shares of common stock that we are authorized to issue from 500,000,000 shares to 700,000,000 shares and (ii) remove all language relating to our Series A-1 and Series A-2 Preferred Stock and the rights of the holders thereof, “FOR” approval, on an advisory basis, of the compensation of our named executive officers, “3 YEARS” with respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, and “FOR” the ratification of the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2013.

If you are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials previously mailed to you and the instructions listed on the Internet website. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to submit your proxy by telephone or over the Internet.

By Order of the Board of Directors,
/s/ Thomas Steipp
President and Chief Executive Officer

August 29, 2013

30452 Esperanza

Rancho Santa Margarita, California 92688

PROXY STATEMENT FOR
2013 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Liquidmetal Technologies, Inc. (“Liquidmetal,” the “Company,” “we,” “us” or “our”)  for use at the annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held at the Company’s corporate headquarters, located at 30452 Esperanza, Rancho Santa Margarita, California 92688, on Thursday, October 24, 2013, at 9:00 a.m. local time, and any adjournments or postponements of the Annual Meeting. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Annual Report”) is enclosed with this proxy statement.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On September 5, 2013, we intend to make this proxy statement available on the Internet, and on September 13, we intend to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this proxy statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who properly request paper copies of such materials, within three business days of such request.

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Stockholders to be Held on October 24, 2013:

This proxy statement and our 2012 Annual Report are available for viewing, printing and downloading at www.proxyvote.com.

You can also find this proxy statement and our 2012 Annual Report on the Internet through the Securities and Exchange Commission’s electronic data system, called EDGAR, at www.sec.gov. You may also obtain a copy of our 2012 Annual Report, as filed with the Securities and Exchange Commission (which we sometimes refer to herein as the Commission or the SEC) without charge as provided in the Notice or upon written request to Liquidmetal Technologies, Inc., Attention: Investor Relations at 30452 Esperanza, Rancho Santa Margarita, California 92688. We will provide the 2012 Annual Report without exhibits unless you specify in writing that you are requesting copies of the exhibits.

Certain documents referenced in this proxy statement are available on our website at www.liquidmetal.com. We are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

VOTING RIGHTS AND SOLICITATION

Voting Your Shares and Revocation of Proxies

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy.

The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy, and (2) for shares held as a record holder and shares held in “street name.” If you hold your shares of stock as a record holder and you are viewing this proxy statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the Notice previously mailed to you. If you hold your shares of stock as a record holder and you are reviewing a paper copy of this proxy statement, you may vote your shares by completing, dating and signing the proxy card that was included with the proxy statement and promptly returning it in the preaddressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of stock in “street name,” which means your shares are held of record by a broker, bank or nominee, you will receive a Notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker by following the instructions on the Notice provided by your broker.

The Internet and telephone voting facilities will close at 11:59 p.m. eastern time on October 23, 2013. If you vote through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by you. If you vote by Internet or telephone, then you need not return a written proxy card by mail.

Your vote is very important.  You should submit your proxy even if you plan to attend the Annual Meeting.

All shares held by stockholders who are entitled to vote and who are represented at the Annual Meeting by properly submitted proxies received before the polls are closed at the Annual Meeting will be voted in accordance with the instructions indicated on the proxy card, unless such proxy is properly revoked prior to the vote being taken on the matter submitted to the stockholders at the Annual Meeting.

A proxy may be revoked and your vote changed in advance of the Annual Meeting. If you are a stockholder of record, you can change your vote and revoke your proxy at any time before the vote is taken at the Annual Meeting by doing any one of the following:

•	filing with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a later dated proxy relating to the same shares and delivering it to our corporate secretary before the taking of the vote;

•	accessing the Internet and following the instructions for voting by Internet that appear on the enclosed proxy card;

•	following the instructions that appear on the enclosed proxy card for voting by telephone; or

•	attending the Annual Meeting and voting in person. Attendance at the Annual Meeting, if a stockholder does not vote, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Liquidmetal Technologies, Inc., Attention: Corporate Secretary, 30452 Esperanza, Rancho Santa Margarita, California 92688. If your shares are held in street name, you must follow the instructions of your broker, bank or other nominee to revoke a previously given proxy.

If a proxy card does not specify how the proxy is to be voted, the shares represented by the proxy will be voted “FOR” each of the nominees for director, “FOR” the approval of the amendment and restatement of our Certificate of Incorporation to (i) increase the number of shares of common stock that we are authorized to issue from 500,000,000 shares to 700,000,000 shares and (ii) remove all language relating to our Series A-1 and Series A-2 Preferred Stock and the rights of the holders thereof, “FOR” approval, on an advisory basis, of the compensation of our named executive officers, “3 YEARS” with respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, and “FOR” the ratification of the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2013.

The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. Our board of directors does not know of any other matters that may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, including consideration of a motion to adjourn the Annual Meeting to another time or place (including for the purpose of soliciting additional proxies), the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

Attendance at the Annual Meeting

Only our stockholders as of the record date for the Annual Meeting, their proxy holders, and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, bank or other nominee, you must bring proof of your ownership and photo identification to the Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of our stock as of the record date as acceptable proof of ownership. You must also contact your broker, bank or other nominee and follow their instructions in order to vote your shares at the Annual Meeting. You may not vote your shares at the Annual Meeting unless you have first followed the procedures outlined by your broker, bank or other nominee.

Stockholders Entitled to Vote and Number of Votes

The record date for the Annual Meeting is August 26, 2013. Only stockholders of record as of the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting.  As of the record date, there were 372,440,523 shares of our common stock outstanding and entitled to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and at our executive offices during regular business hours for a period of no less than ten days prior to the Annual Meeting.

Each share of common stock is entitled to one vote on all proposals at the Annual Meeting.

Quorum and Votes Required

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will also determine whether a quorum is present for the transaction of business.  Our bylaws provide that the holders of a majority of the outstanding shares of each class of stock entitled to vote at the Annual Meeting must be present or represented by proxy in order to constitute a quorum for the transaction of any business.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present.  If a broker indicates on its proxy that it does not have discretionary voting authority to vote shares for which it is the holder of record at the Annual Meeting, such shares cannot be voted by the broker (a “broker non-vote”), although they will be counted in determining whether a quorum is present.  Brokers or other nominees who hold shares in “street name” for the beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or other “non-routine” proposals without specific instructions from the beneficial owner.  Only the ratification of our auditors is considered to be a “routine” proposal for the purposes of brokers exercising their voting discretion.

Proposal 1 – Election of Directors. Pursuant to our bylaws and Delaware law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote in the election. Accordingly, the seven nominees receiving the highest number of affirmative votes of the shares of common stock present or represented by proxy at the Annual Meeting will be elected. Neither broker non-votes nor abstentions will be included in the tabulation of the voting results for this proposal.

Proposal 2 – Approval of the Amendment and Restatement of Our Certificate of Incorporation. Approval of the amendment and restatement of our Certificate of Incorporation to (i) increase the number of shares of common stock that we are authorized to issue from 500,000,000 shares to 700,000,000 shares and (ii) remove all language relating to our Series A-1 and Series A-2 Preferred Stock and the rights of the holders thereof will require the affirmative vote of a majority of the outstanding shares of our common stock.  As a result, abstentions and broker non-votes will have the same effect as votes against this proposal.

Proposal 3 – Advisory Vote on Compensation of Named Executive Officers. Approval (on a non-binding, advisory basis) of the compensation of our named executive officers requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as votes against this proposal, but broker non-votes will have no effect on the voting results for this proposal.

Because this vote is advisory, the results of the vote are not binding on our board of directors or our Compensation Committee. However, if there is a significant vote against the compensation of our named executive officers, our board of directors and our Compensation Committee will carefully evaluate whether any actions are necessary to address those concerns.

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers. With respect to the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, the frequency option (one year, two years, or three years), if any, that receives the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter will be considered the frequency option preferred by our stockholders, although such vote will not be binding on us. Our board of directors recommends that you vote in favor of holding an advisory vote every three years. Abstentions will have the same effect as votes against this proposal, but broker non-votes will have no effect on the voting results for this proposal.

Because this vote is also advisory, the results of the vote are not binding on our board of directors or our Compensation Committee. Our board of directors and our Compensation Committee intend to consider the results of this advisory vote in making a determination concerning the frequency of advisory votes on the compensation of our named executive officers.

Proposal 5 - Ratification of Accountants. Ratification of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2013 will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as votes against this proposal. The ratification of accountants is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

Other Matters. In order to be approved, any other matter to properly come before the Annual Meeting will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Solicitation of Proxies

Proxies solicited by this proxy statement may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.  Proxies solicited by this proxy statement will be returned to our Secretary and will be tabulated by an inspector of elections designated by our board of directors who will not be employed by us.

We will bear the entire cost of solicitation of proxies by mail on behalf of the board of directors.  Proxies also may be solicited by personal interview or by telephone by our directors, officers, and other employees without additional compensation.  We also have made arrangements with brokerage firms, banks, nominees, and other fiduciaries to forward proxy solicitation materials for shares held of record to the beneficial owners of such shares.  We will reimburse such record holders for their reasonable out-of-pocket expenses.

PROPOSAL 1—ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected, each to serve a one-year term expiring at the 2014 annual meeting of stockholders and until his successor is elected and qualified.

Our board of directors has nominated for election Thomas Steipp, Scott Gillis, Mark Hansen, Abdi Mahamedi, Ricardo Salas, Bob Howard-Anderson, and Richard Sevcik. Each person nominated for election has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current board of directors to fill the vacancy.

For each person nominated to become a director there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other public reporting companies for which he serves, or has during the past five years served, as a director, and his age and length of service as one of our directors. In addition, for each person nominated to become a director, there follows information regarding the specific experience, qualifications, attributes or skills that led to the conclusion (by our board of directors) that the person should serve as a director. There are no family relationships among any of our directors and executive officers. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Name	Age	Principal Occupation and Other Information
Thomas Steipp	63

Thomas Steipp was elected by our board of directors to serve as our President and Chief Executive Officer in August 2010 and was also elected to our board of directors in August 2010. Mr. Steipp previously served in various roles at Symmetricom, Inc., a publicly traded provider of products for communications infrastructure and systems. Mr. Steipp served as Symmetricom’s Chief Executive Officer from December 1998 to June 2009, Chief Financial Officer from December 1998 to October 1999, and President and Chief Operating Officer of Telecom Solutions, a division of Symmetricom, from March 1998 to December 1998. Mr. Steipp also served on Symmetricom’s board of directors from 1998 to 2009. During his employment with Symmetricom, Mr. Steipp worked to transform the company from a technology holding company into a telecommunications hardware focused company, served as the company’s spokesman in working with investors, implemented a new business model, worked to reduce operating expenses, and led acquisition activities. Mr. Steipp has also served on the board of directors of Alpha and Omega Semiconductors Limited, a publicly traded designer, developer and global supplier of a broad range of power semiconductors, since November 2006. Mr. Steipp received his B.S. in electrical engineering from the Air Force Academy and M.S. in industrial administration from Purdue University. Our board of directors believes that Mr. Steipp’s experience and background make him a qualified and valuable member of our board of directors. In particular, Mr. Steipp’s experience and background in working with publicly traded, technology-based industrial products companies, recruiting executives, working with investors, implementing new business models, and leading acquisition activities make him a valuable resource for our company.

Scott Gillis	60

Scott Gillis was elected to our board of directors in August 2011 and has served as the Chairman of our Audit Committee and as a member of our Compensation Committee and our Corporate Governance and Nominating Committee since that time. Mr. Gillis currently serves as an operations and systems executive for American International Group, Inc.  Before assuming this role in 2012, Mr. Gillis served AIG's Life & Retirement business, SunAmerica Financial Group, as Senior Vice President of Finance, as Treasurer, and as CFO of SunAmerica's retirement services businesses. He has served many years on the boards of a number of SunAmerica companies, including SunAmerica Life Insurance Company, SunAmerica Annuity and Life Assurance Company, First SunAmerica Life Insurance Company, Variable Annuity Life Insurance Company, AIG Advisor Group Inc., SunAmerica Affordable Housing Partners Inc., SunAmerica Investments Inc., SunAmerica Capital Services Inc. and Western National Life Insurance Company. Mr. Gillis began his career at SunAmerica as Director of Audit. From 1989 to 1995 he served as Vice President and Controller of the SunAmerica Life Companies. He was promoted to Senior Vice President and Controller in 1996, elected a director in 2000, and then CFO in 2003. He was elected Vice President of SunAmerica Inc. in 1998, made Controller in 2000, promoted to Senior Vice President in 2001 and named CFO in 2004. In 2011, he was named a Senior Vice President of SunAmerica Financial Group. Our board of directors believes that Mr. Gillis’ experience and background make him a qualified and valuable member of our board of directors. In particular, Mr. Gillis’ background working in multi-million dollar companies in the financial industry and experience in the financial sector make him a valuable resource for our company. In addition, our board of directors believes that his 37 years of experience with financial reporting and financial statements, and two decades of experience with SEC filings and financial statements will make him a valuable member of the audit committee of our board of directors.

Mark Hansen	58

Mark Hansen began serving on our board of directors in February 2011 and has been the Chairman of our Compensation Committee and our Corporate Governance and Nominating Committee and a member of our Audit Committee since August 2011. Mr. Hansen brings thirty plus years of executive management experience serving consumers through retail, foodservice and consumer package goods venues. Mr. Hansen has been with Cobalt Development Partners, LLC since 2003 and is presently the Managing Partner. The firm focuses on the development of emerging consumer and intellectual property companies. From June 1997 to September 1998, Mr. Hansen served as the President and CEO of SAM’s Club, which generated $23 billion in revenue with 75,000 employees and from November 1989 to June 1997, the President and CEO of PETsMART, the country’s largest retailer of pet supplies and services. Mr. Hansen’s previous and present board of director positions include Applebee’s Restaurants, Amazon.com, Swander Pace Capital, Pet360.com and Arizona State University Business School Dean’s Counsel. Mr. Hansen received his Bachelor’s Degree in Fine Arts from Roosevelt University in 1976. Our board of directors believes that Mr. Hansen’s experience and background make him a qualified and valuable member of our board of directors. In particular, Mr. Hansen’s background working with multi-million dollar corporations and other experience in the service sector including pharmacy, optical, veterinary hospitals and small business service centers make him a valuable resource for our company.

Abdi Mahamedi	51

Abdi Mahamedi has served as a director since May 2009 and became Chairman of our board of directors in March 2010. Since 1987, Mr. Mahamedi has served as the President and Chief Executive Officer of Carlyle Development Group of Companies (“CDG”), which develops and manages residential and commercial properties in the United States on behalf of investors worldwide. At CDG, Mr. Mahamedi evaluates and supervises all of the investment activities and management personnel. Prior to joining CDG, Mr. Mahamedi founded Emanuel Land Company, a subsidiary of Emanuel & Company, a Wall Street investment banking firm, and served as a managing director for Emanuel Land Company from 1986 to 1987. In 1983, Mr. Mahamedi received his B.S.E. degree in Civil and Structural Engineering from the University of Pennsylvania, and in 1984 he received his M.S.E. degree in Civil and Structural Engineering from the University of Pennsylvania. Our board of directors believes that Mr. Mahamedi’s experience and background make him a qualified and valuable member of our board of directors. In particular, his knowledge in working with global investment companies and leading acquisition activities makes him a valuable resource for our company.

Ricardo Salas	49

Ricardo Salas began serving as our Executive Vice President in December 2008 and began serving on our board of directors in October 2010. He previously served as our Chief Executive Officer and President from December 2005 through October 2006 and from October 2006 to December 2008, he served as an independent consultant to the Company. Mr. Salas also served on our board of directors from April 1995 to May 2003. From January 2000 through June 2005, Mr. Salas served as Chief Executive Officer of iLIANT Corporation, an information technology and outsourcing service firm in the health care industry. He served as a director of CyberDefender Corporation which provides Internet security technology and remote PC repair services to the consumer and small business market, and MED3000 Group, Inc., a national provider of healthcare management and technology services. He served as Director of VillageEDOCS, a technology company providing software-as-a-service to financial services, healthcare and various other industries from June 2005 through March 2013. Mr. Salas received a B.A. degree in Economics from Harvard College in 1986. Our board of directors believes that Mr. Salas’s experience and background make him a qualified and valuable member of our board of directors. In addition to Mr. Salas’s prior experience as our director and executive officer, he has extensive knowledge working with technology-based companies. His background working with investors, leading acquisition activities and negotiating transactions make him a valuable resource for our company.

Bob Howard-Anderson	57

Bob Howard-Anderson began serving on our board of directors in February 2013. Beginning in 2002, Mr. Howard-Anderson served as President and CEO of Occam Networks, a leading provider of broadband access solutions, until its acquisition by Calix Inc. in February 2011. Since the acquisition of Occam Networks, Mr. Howard-Anderson has been consulting and advising small technology and private equity companies and investing in the technology arena.  Mr. Howard-Anderson also serves on the board of Technology Credit Union, a greater than $1 billion credit union, for the past 17 years. Previously, Mr. Howard-Anderson served as Vice President of Product Operations at Procket Networks from 2000 to 2002, where he was responsible for R&D, product management and manufacturing operations. Prior to that, Mr. Howard-Anderson was Vice President of Engineering for Sun Microsystems Inc., responsible for developing and introducing a broad portfolio of products. Prior to Sun Microsystems, he served as Vice President of Engineering at First Pacific Networks as well as Network Equipment Technology. He also held management positions at Bolt Baranek and Newman (BBN) and Octocom Inc. Mr. Howard-Anderson holds a BS in Electrical Engineering and Physics from Tufts University. Our board of directors believes that Mr. Howard-Anderson’s experience and background make him a qualified and valuable member of our board of directors. In particular, his more than 30 years of experience in the data and telecommunication equipment industries managing large R&D and product development initiatives, as well as his experience managing startup companies to profitability will make him a valuable member of our board of directors.

Richard Sevcik	65

Mr. Sevcik began serving on our board of directors in May 2013. Mr. Sevcik currently serves as President of Sevcik Consulting, which he founded in 2006 and which provides consulting services to companies that provide semiconductor products and tools to their customers for consumer-oriented products such as smart phones, tablets, digital cameras and eBooks. Since 2010, Mr. Sevcik has also served on the board of directors of Alpha and Omega Semiconductor Limited, a publicly traded designer, developer and global supplier of a broad range of power semiconductors. Mr. Sevcik previously served on the board of directors of SiliconBlue Technologies from 2008 until its acquisition by Lattice Semiconductor in 2011. Mr. Sevcik received his B.S. in engineering physics from the University of Illinois and M.S. in electrical engineering from Northwestern University. Our board of directors believes that Mr. Sevcik’s extensive directorial, management and governance experiences and his understanding of the business operation and reporting of publicly traded technology companies, as well as his background in electrical engineering, bring significant management expertise, scientific knowledge and appropriate perspective to our board of directors.

Our board of directors unanimously recommends the nominees for election as directors and urges each stockholder to vote “FOR” the nominees.

BOARD OF DIRECTORS

Board Meetings and Director Independence

During 2012, our board of directors held 9 meetings. All directors attended at least 75% of the meetings of the board of directors and the committees on which they served during 2012. In addition, the independent directors met in executive session periodically in 2012.

We have not established a policy with regard to the attendance of board members at annual stockholder meetings. None of our directors attended our 2012 annual stockholder meeting.

Our board of directors presently has seven members, and biographical information regarding these directors (all of whom are director nominees) is set forth above under the caption “PROPOSAL 1— ELECTION OF DIRECTORS.” Our board of directors has determined that four of its current members, Mr. Hansen, Mr. Gillis, Mr. Howard-Anderson, and Mr. Sevcik, are “independent directors” as defined under the rules of The NASDAQ Stock Market, Inc.

Board Committees

The board of directors has established the following standing committees whose responsibilities are summarized as follows:

Compensation Committee. Mr. Hansen serves as chairman of the Compensation Committee, and Mr. Gillis and Mr. Howard-Anderson serve as the other members of the Compensation Committee. Our board of directors has determined that Mr. Hansen, Mr. Gillis and Mr. Howard-Anderson are each an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits. The Compensation Committee also administers our equity incentive plans.

During 2012, the Compensation Committee held 4 meetings. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

Corporate Governance and Nominating Committee. Mr. Hansen serves as chairman of the Corporate Governance and Nominating Committee, and Mr. Gillis and Mr. Howard-Anderson serve as the other members of the Corporate Governance and Nominating Committee (the “Governance Committee”). Our board of directors has determined that Mr. Gillis, Mr. Hansen and Mr. Howard-Anderson are each an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. The Governance Committee is generally responsible for recommending to our full board of directors policies, procedures, and practices designed to help ensure that our corporate governance policies, procedures, and practices continue to assist the board and our management in effectively and efficiently promoting the best interests of our stockholders. The Governance Committee is also responsible for selecting and recommending for approval by our board of directors and our stockholders a slate of director nominees for election at each of our annual meetings of stockholders, and otherwise for determining the board committee members and chairmen, subject to board ratification, as well as recommending to the board director nominees to fill vacancies or new positions on the board or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law.

The Governance Committee’s principal functions include:

•	developing and maintaining our corporate governance policy guidelines;

•	developing and maintaining our codes of conduct and ethics;

•	overseeing the interpretation and enforcement of our Code of Conduct and our Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers;

•	evaluating the performance of our board, its committees, and committee chairmen and our directors; and

•

selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the board director nominees to fill vacancies or new positions on the board or its committees that may occur from time to time.

During 2012, the Governance Committee held 4 meetings. The Governance Committee is governed by a written charter approved by our board of directors. A copy of the Governance Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

In identifying potential independent board candidates with significant senior-level professional experience, the Governance Committee solicits candidates from the board, senior management and others and may engage a search firm in the process. The Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the board of directors and the lead director if one has been appointed.

In general, in considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, the Governance Committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of our stockholders. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to our board of directors. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our Governance Committee at the following address: Liquidmetal Technologies, Inc., Attention: Investor Relations, 30452 Esperanza, Rancho Santa Margarita, California 92688. Assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Audit Committee. We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Gillis serves as the chairman, and Mr. Hansen and Mr. Howard-Anderson serve as the other members of, the Audit Committee. Our board of directors has determined that Mr. Gillis, Mr. Hansen, and Mr. Howard-Anderson are all “independent directors” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act. In addition, Mr. Gillis is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and demonstrates “financial sophistication” as defined by the rules of The NASDAQ Stock Market, Inc. The Audit Committee is appointed by our board of directors to assist our board of directors in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors.

The Audit Committee principal functions include:

•

reviewing our annual audited financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our financial statements;

•

reviewing our quarterly financial statements with management and our independent auditor prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements;

•	recommending to the Board the appointment of, and continued evaluation of the performance of, our independent auditor;

•	approving the fees to be paid to our independent auditor for audit services and approving the retention of our independent auditor for non-audit services and all fees for such services;

•	reviewing periodic reports from our independent auditor regarding our auditor’s independence, including discussion of such reports with the auditor;

•	reviewing significant reports to management prepared by our internal auditing department and management’s responses;

•	reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures; and

•

reviewing with our management and legal counsel legal matters that may have a material impact on our financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies.

During 2012, the Audit Committee met 5 times. The Audit Committee is governed by a written charter approved by our board of directors. A copy of the Audit Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

Code of Ethics

Our board of directors has adopted a written Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers that applies to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.liquidmetal.com, in the “Investors” section of the website. In addition, we intend to post on our website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers.

Leadership and Risk Oversight

Our board of directors has determined that having a separate Chairman of the Board and Chief Executive Officer is in the best interest of our stockholders at this time. This structure promotes active participation of non-employee directors in setting agendas and establishing priorities for our board of directors. While our board of directors believes its current leadership structure is appropriate at this time, it may determine in the future that the positions of Chief Executive Officer and Chairman of the Board should be held by the same individual.

Our board of directors as a whole has oversight responsibility for our risk management process. This risk oversight function is carried out both by our full board of directors and by individual committees that are tasked by our board of directors with oversight of specific risks. The Audit Committee oversees risks associated with financial and accounting matters including compliance with legal and regulatory requirements, and our financial reporting and internal control systems. The Compensation Committee evaluates risks associated with our compensation policies and practices so as not to encourage or reward excessive risk-taking by our executives or employees.

On a regular basis our board of directors receives information and reports from committees, senior management and/or outside counsel and consultants and discusses the identification, assessment, management and mitigation of the risks associated with our strategic and business plans and operations. Our board of directors also holds regular sessions with members of management with the specific purpose of identifying, prioritizing and managing those risks that we believe are material to our operations.

Communications with Board of Directors

Stockholders may communicate with the full board or individual directors by submitting such communications in writing to Liquidmetal Technologies, Inc., Attention: Board of Directors (or the individual director(s)), 30452 Esperanza, Rancho Santa Margarita, California 92688. Such communications will be delivered directly to the board (or to the individual director(s)).

PROPOSAL 2—AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION

Background

After careful consideration, our board of directors has approved and has determined to ask the stockholders to approve the amendment and restatement of our Certificate of Incorporation. Specifically, the board of directors is proposing to amend Article IV of our Certificate of Incorporation to (i) increase the number of shares of capital stock that we are authorized to issue to from five hundred ten million (510,000,000) to seven hundred ten million (710,000,000), of which seven hundred million (700,000,000) will be common stock, par value $0.001 per share, and ten million (10,000,000) will be preferred stock, par value $0.001 per share, and (ii) remove all language relating to our Series A-1 and Series A-2 Preferred Stock.  In addition, subsection (b) of Article VIII of our Certificate of Incorporation, which describes certain voting rights of the holders of our Series A-1 and Series A-2 Preferred Stock, will be removed in its entirety. Finally, certain other technical, conforming, and non-substantive changes will be made.

Rationale for the Increase in Authorized Shares

Our board of directors believes that the proposed increase in authorized shares is desirable so that, as the need may arise, we will have more financial flexibility and be able to issue additional shares of common stock without the expense and delay associated with a special stockholders’ meeting, except where stockholder approval is required by applicable law. Our board of directors has determined that it is advisable and in the best interests of the Company and our stockholders to increase the authorized shares of common stock in order that a sufficient number of additional shares of common stock are available for future financing transactions, acquisitions, stock dividends, stock issuances pursuant to employee benefit plans and other appropriate corporate opportunities and purposes. Our ability to issue additional shares of common stock in connection with financing transactions will be critical to raising the capital necessary to maintain our current business plan. The board of directors does not intend to issue any shares except on terms that it considers to be in the best interests of our company and our stockholders.

The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock.  If and when issued, these shares would have the same rights and privileges as the shares of common stock presently outstanding.  No holder of common stock has any preemptive rights to acquire additional shares of common stock.

The issuance of additional shares could reduce existing stockholders’ percentage ownership and voting power and, depending on the transaction in which they are issued, could affect our per share book value or other per share financial measures.

Rationale for the Removal of All Language Relating to Series A-1 and Series A-2 Preferred Stock

Our board of directors has determined that there are no shares of our Series A-1 or Series A-2 Preferred Stock currently outstanding, and that no such shares will be issued in the future. Accordingly, our board of directors has determined that it is advisable and in the best interests of the Company to remove all language in our Certificate of Incorporation relating to our Series A-1 and Series A-2 Preferred Stock. Because this language can be found in various sections of our Certificate of Incorporation, including Article IV and Article VIII (as discussed above), our board of directors has determined that the best way to remove this language is to amend and restate our Certificate of Incorporation in its entirety. Our board of directors believes that the removal of all language relating to our Series A-1 and Series A-2 Preferred Stock and the rights of the holders thereof will simplify our governing documents, making them easier to understand.

Potential Anti-Takeover Effects

Although the amendment and restatement of our Certificate of Incorporation is not intended to be an anti-takeover measure, stockholders should note that, under certain circumstances, the additional shares of common stock could be used to make any attempt to gain control of our company or our board of directors more difficult or time-consuming.  Any of the additional shares of common stock could be privately placed with purchasers who might side with our board of directors in opposing a hostile takeover bid.

The amendment and restatement of our Certificate of Incorporation might be considered to have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our capital stock, to acquire control of us, since the issuance of the additional shares of common stock could be used to dilute the stock ownership of a person or entity seeking to obtain control and to increase the cost to a person or entity seeking to acquire a majority of the voting power of our company.  If so used, the effect of the additional authorized shares of common stock might be (i) to deprive stockholders of an opportunity to sell their stock at a temporarily higher price as a result of a tender offer or the purchase of shares by a person or entity seeking to obtain control of us or (ii) to assist incumbent management in retaining its present position.

Under our current Certificate of Incorporation, as amended, we are authorized to issue 10,000,000 shares of preferred stock, of which 1,875,000 shares are designated as Series A-1 Preferred Stock and 3,281,253 shares are designated as Series A-2 Preferred Stock. Due to these designations, our board of directors has only 4,843,747 remaining shares of preferred stock available to be designated as one or more new series of preferred stock. By removing all language relating to the Series A-1 and Series A-2 Preferred Stock through the amendment and restatement of our Certificate of Incorporation, our board will again have 10,000,000 shares of preferred stock available to be designated as one or more new series of preferred stock, with rights and preferences determined by the board of directors without stockholder approval. Because our board of directors will have the right through the amendment and restatement of our Certificate of Incorporation, to issue up to 10,000,000 shares of preferred stock that have rights that are superior to the rights of our common stock (with respect to voting, dividends, conversion, and liquidation, among other things), the amendment and restatement of our Certificate of Incorporation might be considered to have the effect of discouraging an attempt by another person or entity to acquire control of us. We have no present intent to issue preferred stock.

Filing of Our Amended and Restated Certificate of Incorporation

Following the approval by the stockholders of the amendment and restatement of our Certificate of Incorporation, we will file the Amended and Restated Certificate of Incorporation, in substantially the form attached as Appendix A to this proxy statement, with the Secretary of State of Delaware.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AND URGES EACH STOCKHOLDER
TO VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND TO REMOVE ALL LANGUAGE RELATING TO OUR SERIES A-1 AND A-2 PREFERRED STOCK.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote of our stockholders on the compensation of our named executive officers, as required by Section 14A of the Exchange Act. Our board of directors recommends that you vote in favor of the resolution approving the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion contained in this proxy statement. Since the vote is advisory in nature, the results will not be binding on our board of directors or our Compensation Committee. However, if there is a significant vote against the compensation of our named executive officers, our board of directors and our Compensation Committee will carefully evaluate whether any actions are necessary to address those concerns.

OUR BOARD OF DIRECTORS UNANIMOUSLY recommends AND URGES EACH STOCKHOLDER TO vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

PROPOSAL 4—ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are also seeking a vote, on a non-binding, advisory basis, on a resolution regarding the frequency of future advisory votes on the compensation of our named executive officers as disclosed pursuant to the executive compensation disclosure rules of the SEC. Stockholders may vote to approve holding an advisory vote on the compensation of our named executive officers every one, two or three years.

After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of our named executive officers to our stockholders, our board of directors recommends submitting the advisory vote on the compensation of our named executive officers to our stockholders every three years.

We believe that holding an advisory vote on the compensation of our named executive officers every three years, with the flexibility to hold such a vote more frequently if appropriate, is the best approach for our company at this time for the following reasons:

•	A three year vote cycle is consistent with the long-term focus of our compensation objectives and programs.

•

A longer vote cycle reinforces a longer-term perspective with respect to our executive compensation program, providing our board of directors and our Compensation Committee with time to evaluate the results of the most recent stockholder advisory vote on executive compensation, as well as to develop and implement changes to our compensation policies and practices that may be appropriate, and then providing our board of directors, our Compensation Committee and our stockholders with the opportunity to assess the impact of those changes before the next such stockholder advisory vote.

For the reasons discussed above, our board of directors recommends that stockholders vote in favor of holding an advisory vote on the compensation of our named executive officers every three years. In voting on this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, stockholders should be aware that they are not voting “for” or “against” the recommendation of our board of directors to vote for a frequency of every three years for holding future advisory votes. Rather, stockholders will be casting votes to recommend an advisory vote on the compensation of our named executive officers which may be every one, two or three years, or they may abstain entirely from voting on the proposal.

The option on the frequency of future advisory votes on the compensation of our named executive officers that receives the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter will be considered by our board of directors and our Compensation Committee as the stockholders' recommendation as to the frequency of future advisory votes on the compensation of our named executive officers. However, the outcome of this advisory vote on the frequency of future advisory votes on the compensation of our named executive officers is not binding on us, our board of directors, or our Compensation Committee. Nevertheless, our board of directors and our Compensation Committee will review and consider the outcome of this vote when making determinations as to when the advisory vote on the compensation of our named executive officers will again be submitted to stockholders for approval at an annual meeting of stockholders within the next three years.

OUR Board of Directors UNANIMOUSLY recommends AND URGES EACH STOCKHOLDER TO vote for “THREE YEARS” with respect to the frequency of holding future advisory votes on the compensation of our named executive officers.

PROPOSAL 5—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors, upon recommendation of the Audit Committee, has appointed SingerLewak LLP (“Singer”) as our independent registered public accounting firm, to audit the accounts of our company and our subsidiaries for the fiscal year ending December 31, 2013. Singer performed the audit of our consolidated financial statements for the year ended December 31, 2012. We have been advised by Singer that no member of that firm, to the best of its knowledge and belief, has any direct or any material indirect financial interest in our company or our subsidiaries, and that, during the past three fiscal years, no member of the firm has had any connection with our company or our subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Although we do not expect a representative of Singer to attend our Annual Meeting, if a Singer representative does attend, the representative will respond to appropriate questions and will have the opportunity to make a statement if the representative desires to do so.

On December 7, 2011, Choi, Kim, Park, LLP (“CKP”), resigned as our independent registered public accounting firm. The decision to accept CKP’s resignation was approved by the Audit Committee.

CKP’s reports on our consolidated financial statements for the years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that each of CKP’s reports for the years ended December 31, 2010 and 2009 expressly assumed our company would continue as a going concern and stated that our company’s significant operating losses and working capital deficit raise substantial doubt about its ability to continue as a going concern.

During the years ended December 31, 2010 and 2009, and through December 7, 2011, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with CKP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CKP, would have caused CKP to make reference to the subject matter of the disagreement in its report on the consolidated financial statements for such year. During the years ended December 31, 2010 and 2009, and through December 7, 2011, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

We have provided CKP with a copy of the above disclosures, and CKP has furnished us with a letter addressed to the SEC stating it agrees with the statements made above. A copy of CKP’s letter dated December 8, 2011 is attached as Exhibit 16.1 to the Current Report on Form 8-K filed by us with the SEC on December 8, 2011.

On December 2, 2011, our board of directors, upon recommendation of the Audit Committee, approved the engagement of Singer to serve as our independent registered public accounting firm. Singer was formally engaged by us on December 8, 2011.

During the years ended December 31, 2010 and 2009, and through December 8, 2011, neither our company nor anyone on its behalf has consulted with Singer with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither written nor oral advice was provided to us that Singer concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with CKP or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select Singer as our independent registered public accounting firm for the year ending December 31, 2013, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Singer as our independent registered public accounting firm for the year ending December 31, 2013. Notwithstanding ratification of the appointment of Singer as our independent registered public accounting firm for the year ending December 31, 2013, the Audit Committee may select another independent registered public accounting firm for such year without any vote of the stockholders. If the stockholders do not ratify the appointment, the matter of the appointment of the independent registered public accounting firm will be considered by our board of directors and the Audit Committee, but our board of directors and the Audit Committee may choose to retain Singer regardless of the vote.

Our board of directors unanimously recommends and urges each stockholder to vote "FOR" THE RATIFICATION OF the appointment of SingerLewak LLP as our independent registered public accounting firm.

Audit Fees for 2011 and 2012:

The following table summarizes the aggregate fees billed to us by CKP and Singer for professional services during the years ended December 31, 2012 and December 31, 2011:

Fees	2012	2011
Audit Fees (1)	$121,612	$162,592
Audit-Related Fees	$76,868	-
Tax Fees	-	-
All Other Fees	-	-

(1) Audit Fees.

Fees for audit services billed in 2011 consisted of:

•	Audit of the Company’s financial statements for 2010; and
•	Review of the Company’s quarterly financial statements for 2011.

Fees for audit services billed in 2012 consisted of:

•	Audit of the Company’s financial statements for 2011; and
•	Review of the Company’s quarterly financial statements for 2012.

Audit Committee Pre-Approval Policies

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent public accountants on a case-by-case basis. Our Audit Committee approved 100% of the services performed by Singer and CKP in 2011 and 2012.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements with management;

•	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and

•

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the review and discussions described above, the Audit Committee recommended to our board of directors in March 2013 that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Scott Gillis, Chairman

Mark Hansen

Bob Howard-Anderson

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 7, 2013 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

The number and percentage of shares beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares shown as beneficially owned in the table below are calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Unless otherwise indicated in the footnotes, each person has sole voting and investment power with respect to the shares shown as beneficially owned. A total of 372,440,523 shares of our common stock were issued and outstanding as of August 7, 2013. Unless otherwise indicated, the address of all directors and named executive officers is 30452 Esperanza, Rancho Santa Margarita, California 92688.

	Common Stock
Name of Beneficial Owner	Number of Shares(1)		Percent of Class(1)

Directors and Named Executive Officers
Abdi Mahamedi	23,164,271	(2)	6.1%
Thomas Steipp	7,210,893	(3)	1.9%
Ricardo Salas	11,428,947	(4)	3.0%
Mark Hansen	12,000	(5)	*
Scott Gillis	11,700	(6)	*
Bob Howard-Anderson	-	(7)	-
Rich Sevcik	-	(8)	-
Bruce Bromage	-	(9)	-
Tony Chung	2,455,446	(10)	*
All directors and executive officers as a group (8 persons)	44,283,257		11.5%

5% Shareholders
Carlyle Holdings, LLC	20,646,688	(11)	5.5%
2700 Westchester Ave., Ste. 303
Purchase, NY 10577
Visser Precsion Cast, LLC	44,000,000	(12)	11.4%
5641 N Broadway
Denver, CO 80216
Furniture Rowe, LLC	51,870,307	(13)	13.4%
5641 N Broadway
Denver, CO 80216

*Less than one percent

(1)

Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of August 7, 2013, or securities convertible into common stock within 60 days of August 7, 2013, are deemed outstanding and held by the holder of such shares of common stock, options, warrants, or other convertible securities for purposes of computing the number of shares and percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person. The percentage of beneficial ownership of common stock beneficially owned is based on 372,440,523 shares of common stock outstanding as of August 7, 2013.

(2)	Includes:

(a)

15,608,908 shares of outstanding common stock held of record by Carlyle Holdings, LLC and 5,037,780 shares issuable pursuant to currently exercisable warrants held by Carlyle Holdings, LLC. Mr. Mahamedi has the power to direct the voting and disposition of such shares as the sole shareholder of Carlyle Holdings, LLC;

(b)	1,756,155 shares issuable pursuant to currently exercisable warrants held of record by Mr. Mahamedi; and

(c)	2,000 shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of August 7, 2013.

Does not include 288,000 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of August 7, 2013.

(3)	Includes:

(a)	4,300,688 shares of common stock and 2,400,000 shares of restricted stock awards which vest one-half on August 3, 2014 and one-half on August 3, 2015 held of record by Mr. Steipp; and

(b)	510,205 shares issuable pursuant to currently exercisable warrants held of record by Mr. Steipp.

Does not include 4,063,500 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of August 7, 2013.

(4)	Includes:

(a)

3,501,130 shares issuable pursuant to currently exercisable warrants held of record by Silver Lake Group, LLC. Mr. Salas has the power to direct the voting and disposition of such shares as the sole shareholder of Silver Lake Group, LLC;

(b)	2,230,206 shares issuable pursuant to currently exercisable warrants held of record by Mr. Salas; and

(c)	600,000 shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of August 7, 2013.

Does not include 1,600,000 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of August 7, 2013.

(5)

Consists of shares issuable pursuant to outstanding stock options that are exercisable currently or within 60 days of August 7, 2013. Does not include 328,000 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of August 7, 2013.

(6)	Includes 7,000 shares held of record by Mr. Gillis and 4,700 shares held of record by Mr. Gillis’s child and spouse. Mr. Gillis continues to beneficially own all such shares.

(7)

Mr. Howard-Anderson holds outstanding stock options to purchase 270,000 shares that are not exercisable currently or within 60 days of August 7, 2013, and therefore the shares issuable pursuant thereto are not deemed to be beneficially owned as of August 7, 2013.

(8)

Mr. Sevcik holds outstanding stock options to purchase 270,000 shares that are not exercisable currently or within 60 days of August 7, 2013, and therefore the shares issuable pursuant thereto are not deemed to be beneficially owned as of August 7, 2013.

(9)

Mr. Bromage holds outstanding stock options to purchase 1,704,500 shares that are not exercisable currently or within 60 days of August 7, 2013, and therefore the shares issuable pursuant thereto are not deemed to be beneficially owned as of August 7, 2013.

(10)	Includes:

(a)	255,103 shares issuable pursuant to currently exercisable warrants held of record by Mr. Chung; and

(b)	310,000 shares issuable pursuant to outstanding stock options that are exercisable currently or within 60 days of August 7, 2013;

Does not include 1,116,500 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of August 7, 2013.

(11)	Includes 5,037,780 shares issuable pursuant to currently exercisable warrants.

(12)	Includes 29,000,000 shares of restricted common stock and 15,000,000 shares issuable pursuant to currently exercisable warrants. Both are subject to a lock-up period through December 31, 2016.

(13)	Includes:

(a)	7,870,307 shares of common stock that are held of record by Norden LLC. Furniture Rowe, LLC has the power to direct the voting and disposition of such shares as the sole shareholder of Norden LLC;

(b)

29,000,000 shares of restricted common stock and 15,000,000 shares issuable pursuant to currently exercisable warrants that are held of record by Visser Precision Cast, LLC. Furniture Rowe, LLC has the power to direct the voting and disposition of such shares as the sole shareholder of Visser Precision Cast, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended December 31, 2012, our officers, directors, and greater than 10% stockholders filed with the SEC, on a timely basis, all reports required to be filed by Section 16(a) of the Exchange Act. We have relied solely upon the written representations of our officers, directors, and greater than 10% stockholders and copies of the reports they have filed with the Commission in providing this information.

EXECUTIVE OFFICERS

Set forth below is a table identifying our executive officers who are not identified under “PROPOSAL 1—ELECTION OF DIRECTORS.”

Name	Age	Position
Tony Chung	43	Chief Financial Officer
Bruce Bromage	59	Executive Vice-President of Business Development and Operations

Tony Chung was elected by our board of directors to serve as our Chief Financial Officer in December 2008. Most recently, Mr. Chung served as Chief Financial Officer at BETEK Corporation, a real estate and investment subsidiary of SK Engineering and Construction, from February 2008 to December 2008 and as Chief Financial Officer of Solarcity, a company providing advanced solar technology and installation services, from March 2007 to January 2008. Mr. Chung’s primary role was to manage the overall financial operations of both companies. Previously, Mr. Chung was employed by us as our Vice President of Finance from May 2004 to February 2007. Mr. Chung is a Certified Public Accountant and served eight years at KPMG as an Audit and Consulting Manager for several large multinational companies. He received his B.S. degree in Business Administration from University of California Berkeley’s Haas School of Business in 1992. Mr. Chung is also an Attorney at Law and received his J. D. degree from Pacific Coast University School of Law in 2006.

Bruce Bromage was elected by our board of directors to serve as Executive Vice President of Business Development and Operations in November 2012 after serving as a Strategic Marketing and Operations consultant with the company since June 2012. From April 2002 to August 2010, Dr. Bromage served as Executive Vice President and General Manager of Symmetricom, a publicly traded provider of products for communications infrastructure and systems, and was an officer of that company. Responsibilities during his eight years with the company included Corporate Strategy, M&A Integration, Information Technology, and General Management of the Timing, Test and Measurement Division and the Technology Realization Center. Prior to Symmetricom, Dr. Bromage held senior executive positions with two high-technology startups and managed Strategic Business Development with Hewlett Packard. Dr. Bromage received his Ph.D. in Cognitive Psychology from the University of California, Santa Barbara in 1981 and has completed executive programs with the Stanford Graduate School of Business. Our board of directors believes that Dr. Bromage’s experience and background make him a qualified and valuable member of our executive management team. In particular, his prior experience in start-up companies, developing new technologies and business models and his extensive knowledge in acquisitions and negotiations make him a valuable resource for our company.

EXECUTIVE COMPENSATION

Executive Benefits and Perquisites

Set forth below is information regarding compensation earned by or paid or awarded to the following executive officers of the company during the year ended December 31, 2012: (i) Thomas Steipp, our President and Chief Executive Officer; (ii) Tony Chung, our Chief Financial Officer; and (iii) Rick Salas, our Executive Vice-President. These persons are hereafter referred to as our “named executive officers.” The identification of such named executive officers is determined based on the individual’s total compensation for the year ended December 31, 2012, as reported below in the Summary Compensation Table.

Summary Compensation Table

The following table sets forth for each of the named executive officers: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2012 and 2011; (ii) the aggregate grant date fair value of stock and option awards granted during 2012 and 2011, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (R); (iii) the dollar value of earnings for services pursuant to awards granted during 2012 and 2011 under non-equity incentive plans; (iv) non-qualified deferred compensation earnings during 2012 and 2011; (v) all other compensation for 2012 and 2011; and, finally, (vi) the dollar value of total compensation for 2012 and 2011.

Name and Principal Position	Year	Salary	Stock Awards	Option Awards	Total

Thomas Steipp,	2012	$300,000	--	--	$300,000
President and Chief Executive Officer	2011	$300,000	--	--	$300,000

Tony Chung,	2012	$162,000	--	--	$162,000
Chief Financial Officer	2011	$160,000	--	--	$160,000

Ricardo Salas	2012	$240,000	--	--	$240,000
Executive Vice President	2011	$240,000	--	--	$240,000

For a description of the material terms of employment agreements with our named executive officers, see “Employment Agreements” below.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth information on outstanding option and stock awards held by the named executive officers at December 31, 2012, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Thomas Steipp	--	--		--	--	--	3,600,000	$360,000	--	--

Tony Chung	160,000	40,000	(1)	--	$0.09	11/30/2018	--	--	--	--
	100,000	150,000	(2)	--	$0.12	07/11/2020	--	--	--	--

Ricardo Salas	300,000	900,000	(3)	--	$0.12	07/11/2020	--	--	--	--

(1)	The shares underlying this option vest 20% per year starting with the vesting commencement date of December 1, 2009 and the following four anniversaries thereof.
(2)	The shares underlying this option vest 20% per year starting with the vesting commencement date of July 12, 2011 and the following four anniversaries thereof .
(3)	The shares underlying this option vest 20% per year starting with the vesting commencement date of July 12, and the following four anniversaries thereof.

Employment Agreements

On August 3, 2010, we entered into employment agreement with Thomas Steipp, our Chief Executive Officer. Under his employment agreement, Mr. Steipp receives a base salary of $300,000, which may be adjusted upward in the sole discretion of our board of directors on an annual basis. In addition, Mr. Steipp is entitled to such bonuses or additional compensation as may be granted by our board of directors or the Chairman of our board of directors, in their sole discretion. No discretionary bonus was paid to Mr. Steipp for 2012 or 2011. The employment agreement provides that we can terminate Mr. Steipp’s employment at any time and for any reason, provided that if his employment is terminated without “Cause” (as specifically defined in the agreement), then he will continue to be entitled to his base salary and health and welfare benefits for a period of twelve months after termination. In the event that Mr. Steipp terminates his own employment within thirty days after a change in control of the company, we will be obligated to pay him a lump-sum severance payment equal to his base salary for the remainder of the five-year term. The employment agreement provides that Mr. Steipp will not be entitled to any severance compensation if he voluntarily leaves the employment of the company or is terminated for “Cause.” In addition, Mr. Steipp was also granted an aggregate of 6,000,000 restricted shares of our common stock, which will vest in increments of 1,200,000 shares on each anniversary of his employment with us. In the event that Mr. Steipp ceases to be employed by us prior to the fifth anniversary of his employment as a result of (i) death, (ii) termination by us without “Cause,” or (iii) termination by Mr. Steipp within thirty days of a change in control of our company, any unvested shares will immediately vest. In the event that Mr. Steipp ceases to be employed by us prior to the fifth anniversary of his employment for any other reason, he will forfeit any unvested shares.

401(k) Savings Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, that covers all of our employees. Pursuant to our 401(k) plan, participants may elect to reduce their current compensation, on a pre-tax basis, by up to the statutorily prescribed annual limit, whichever is lower, and have the amount of the reduction contributed to the 401(k) plan. The 401(k) plan permits us, in our sole discretion, to make additional employer contributions to the 401(k) plan. However, we do not currently make employer contributions to the 401(k) plan and may not do so in the future. As such, contributions by employees or by us to the 401(k) plan, and the income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan, and we can deduct our contributions, if any, at the time they are made.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Internal Revenue Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Director Compensation

The following table sets forth information regarding the compensation received by each of our non-employee directors serving during the year ended December 31, 2012:

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Abdi Mahamedi	2012	$24,000	--	$4,100	(1)	--	--	--	$28,100
Mark Hansen	2012	$99,000	--	$18,600	(2)	--	--	--	$117,600

(1)	Mr. Mahamedi held options to purchase 20,000 shares of our common stock as of December, 31, 2012.
(2)	Mr. Hansen held options to purchase 70,000 shares of our common stock as of December 31, 2012.

Our non-employee directors receive certain compensation for their services and are reimbursed for expenses incurred in attending board and committee meetings, as determined by the board of directors.

We have a 2012 Equity Incentive Plan pursuant to which our non-employee directors are entitled to receive stock options. All options granted under the plan have an exercise price equal to the fair market value of our common stock on the date of the grant. These stock options have a 10-year term, are exercisable pursuant to an equal 5-year vesting schedule, and remain exercisable for certain periods of time after a person is no longer a director.

No director who is an employee will receive separate compensation for services rendered as a director. However, our employee directors are eligible to participate in our 2012 Equity Incentive Plan in their capacities as employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

On August 1, 2010, we entered into an agreement with John Kang, our former Chairman, to provide consulting services. We terminated this agreement as of July 31, 2011. The Company paid $0 and $210 thousand for his services during the years ended December 31, 2012 and 2011, respectively.

On October 14, 2010, we signed an agreement with Innovative Materials Group, LLC (“IMG”), a California limited liability company, which is majority owned by Mr. Kang. Under the agreement, we received a deposit of $520 thousand from IMG to purchase on behalf of IMG, machinery and equipment located in China. The transaction was based on the potential negotiation and completion of a non-exclusive license agreement with IMG under which the machinery and equipment would be transferred to IMG either directly or through the transfer of ownership of our former Chinese subsidiary, Advanced Metals Materials (“AMM”), that owned the equipment.

On August 5, 2011, we signed a Stock Purchase Agreement (the “Stock Purchase Agreement”) with IMG to sell all of the stock of AMM for $720 thousand (the “Purchase Price”). IMG agreed to apply to the payment of the Purchase Price the $520 thousand deposit previously paid to us, and the $200 thousand balance of the Purchase Price was paid in the form of a Promissory Note due August 5, 2012, bearing an interest rate of 8% per annum. In conjunction with the Stock Purchase Agreement, we also entered into a license agreement with IMG (“IMG License Agreement”) to license certain patents and technical information for the limited purpose of manufacturing certain licensed products with our existing first generation, die cast machines. The IMG License Agreement granted a non-exclusive license to certain product categories, as well as an exclusive license to specific types of consumer eyewear products, and obligates IMG to pay to us a running royalty based on its sales of licensed products. The license will expire on August 5, 2021. We recognized $26 thousand and $19 thousand in royalty revenues from IMG during the years ended December 31, 2012 and December 31, 2011, respectively.

On December 31, 2012, we signed an amendment to the IMG License Agreement whereby the $200 thousand promissory note from IMG, along with accrued interest of $21 thousand, was forgiven in exchange for the return of the eyewear license to us. We accounted for this transaction as an exchange of non-monetary assets and re-classed the $221 thousand to eyewear license fee. While we continue to maintain an active interest in leveraging the eyewear license for prospective opportunities in the eyewear industry from both a products and licensing perspective, we determined that there was insufficient historical market data on the potential license applications presently available to provide a reasonable basis to fair value the license and its period of useful life. Therefore, we recognized a $221 thousand impairment loss for accounting purposes as of December 31, 2012.

During the years ended December 31, 2012 and 2011, we incurred $2 thousand and $154 thousand in legal fees, respectively, to defend Mr. Kang, as the former Representative Director of our Korean subsidiary, against allegations relating to our Korean subsidiary’s involvement in customs reporting violations in South Korea that allegedly occurred in 2007 and 2008. We agreed to reimburse Mr. Kang’s legal fees incurred on this issue through December 31, 2012.

In October 2009, Thomas Steipp, our President and Chief Executive Officer, Ricardo Salas, our Executive Vice President and Director, Tony Chung, our Chief Financial Officer, and Mr. Kang acquired a total of 100,000 shares of our Series A-1 Preferred Stock and warrants to purchase 2,500,000 shares of our common stock for an aggregate cash price of $495 thousand. The Series A-1 Preferred Stock is convertible into our common stock at a conversion price of $0.10 per common share. Furthermore, the warrants can be exercised for shares of our common stock at an exercise price of $0.49 per share and will expire on July 31, 2015. In April 2011, Mr. Steipp converted his 20,000 shares of Series A-1 Preferred Stock into a total of 1,130,688 shares of our common stock, including dividends received in the form of common stock. In July 2011, Mr. Salas and Mr. Kang converted 50,000 and 19,000 respective shares of Series A-1 Preferred Stock into a total of 2,826,720 and 1,074,154 shares of our common stock, respectively, including dividends received in the form of common stock. On February 1, 2012, Mr. Chung converted his 10,000 shares of Series A-1 Preferred Stock into a total of 565,344 shares of our common stock, including dividends received in the form of common stock.

In February 2013, Mr. Abdi Mahamedi, the Company’s Chairman, converted his 58,600 shares of Series A-1 Preferred Stock and 260,710 shares of Series A-2 Preferred Stock into a total of 10,387,883 shares of the Company’s common stock, including dividends received in the form of common stock. Mr. Mahamedi is a greater-than-5% beneficial owner of the Company.

We have an exclusive license agreement with LLPG, Inc. (“LLPG”), a corporation owned principally by Jack Chitayat, our former director who ceased to be director in 2005. Under the terms of the agreement, LLPG has the right to commercialize Liquidmetal alloys, particularly precious-metal based compositions, in jewelry and high-end luxury product markets. We, in turn, will receive royalty payments over the life of the contract on all Liquidmetal products produced and sold by LLPG. The exclusive license agreement with LLPG expires on December 31, 2021. There were no revenues recognized from product sales and licensing fees from LLPG during the years ended December 31, 2012 and 2011. There are no outstanding trade receivables due from LLPG as of December 31, 2012 and 2011.

On August 3, 2010, Tom Steipp received 6,000,000 restricted shares of our stock as part of his employment agreement with us. These shares vest annually in 20% increments on each anniversary date of the employment agreement. On July 27, 2011, the employment agreement was amended to defer the first anniversary vesting date from August 3, 2011 to December 15, 2011. On July 31, 2012, the employment agreement was amended to defer the second anniversary vesting date from August 3, 2012 to December 15, 2012.

On June 1, 2012, we entered into a Master Transaction Agreement (the “Visser MTA Agreement”) with Visser Precision Cast, LLC (“Visser”) relating to a strategic transaction for manufacturing services and financing. As of August 7, 2013, Visser was a greater-than-5% beneficial owner of the Company.

Under the manufacturing and service component of the Visser MTA Agreement, we have agreed to engage Visser as a perpetual, exclusive manufacturer of non-consumer electronic products and to not, directly or indirectly, conduct manufacturing operations, subcontract for the manufacture of products or components or grant a license to any other party to conduct manufacturing operations, except for certain limited exceptions. Further, we have agreed to sublicense to Visser, on a fully-paid up, royalty-free, irrevocable, perpetual, worldwide basis, all intellectual property rights held by us. In addition, Visser has a right of first refusal over any proposed transfer of our technology pursuant to any license, sublicense, sale or other transfer, other than a license to a machine or alloy vendor.

Under the financing component of the Visser MTA Agreement, we issued and sold to Visser in a private placement transaction (i) 30,000,000 shares of common stock at a purchase price of $0.10 per share resulting in proceeds of $3.0 million, (ii) warrants to purchase 15,000,000 shares of common stock at an exercise price of $0.22 per share which expire on June 1, 2017, and (iii) a secured convertible promissory note in the aggregate principal amount of up to $2.0 million which was convertible into shares of common stock at a conversion rate of $0.22 per share. The promissory note was issued pursuant to a $2.0 million loan facility made available by Visser, but no borrowings were made by us under this loan facility, as the deadline for making borrowings under the facility expired on November 15, 2012. All of the shares of common stock issuable upon exercise of the warrants are subject to a lock-up period through December 31, 2016.

On January 17, 2012, February 27, 2012, March 28, 2012 and April 25, 2012, we issued 8% unsecured, bridge promissory notes to Visser that were due upon demand in the amount of $200,000, $200,000, $350,000 and $300,000, respectively. The aggregate principal amount of $1,050,000 and accrued interest under the bridge promissory notes were all paid off on June 1, 2012 by utilizing a portion of the proceeds received under the financing component of the Visser MTA Agreement.

We believe that each of the foregoing transactions was consummated on terms at least as favorable to us as we would have expected to negotiate with unrelated third parties.

Review, Approval or Ratification of Transactions with Related Persons

Our policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation-related matters, be reviewed and approved or ratified by the Audit Committee of our board of directors. The Audit Committee of our board of directors has not adopted specific procedures for review of, or standards for approval of, these transactions, but instead reviews such transactions on a case by case basis. Our policy is to require that all compensation-related matters be recommended for board approval by the Compensation Committee of our board of directors. During the last fiscal year and through the date of this proxy statement, no transactions with a related party occurred that required a waiver of this policy and no transactions with a related party occurred in which we did not follow this policy.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2014 annual meeting of stockholders. To be eligible for inclusion in our 2014 proxy statement, your proposal must be received by us by May 16, 2014, and must otherwise comply with Rule 14a-8. However, if the date of the 2014 annual meeting has been changed by more than 30 days from the date of the 2013 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. While our board of directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act and the rules promulgated thereunder, including Rule 14a-8.

Proposals pursuant to our Bylaws.  With respect to stockholder proposals for our 2014 annual meeting, our bylaws provide certain requirements for advance notification by stockholders. In order to be timely, a stockholder’s written notice must be delivered to or mailed and received by our Secretary at 30452 Esperanza, Rancho Santa Margarita, California 92688 not less than 120 days prior to the date of the meeting. Any such notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our company’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the company which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

OTHER MATTERS

Householding of Proxy Materials

Pursuant to, and in accordance with, the rules of the SEC, where allowed, we are delivering only one copy of this proxy statement and our annual report or one copy of the Notice of Internet Availability of Proxy Materials (as applicable) to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and our annual report or our Notice of Internet Availability of Proxy Materials to any stockholder at a shared address to which a single copy was delivered. If you are a stockholder residing at a shared address and would like to request an additional copy of this proxy statement or our annual report or our Notice of Internet Availability of Proxy Materials now or with respect to future mailings (or to request to receive only one copy of this proxy statement and our annual report or our Notice of Internet Availability of Proxy Materials if you are currently receiving multiple copies), then please call or write Liquidmetal Technologies, Inc., Attention: Investor Relations at 30452 Esperanza, Rancho Santa Margarita, California 92688; telephone number (949) 635-2120.

Additional Matters at Annual Meeting

If any other matters properly come before the annual meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them. The board of directors is not aware of any such other matters that may come before the annual meeting.

By Order of the Board of Directors,

/s/ Thomas Steipp
Thomas Steipp
President and Chief Executive Officer

August 29, 2013

Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

LIQUIDMETAL TECHNOLOGIES, INC.

Liquidmetal Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as the same may be amended or supplemented from time to time (the “DGCL”), in accordance with the provisions of Sections 242 and 245 of the DGCL,

DOES HEREBY CERTIFY:

1.	That the original Certificate of Incorporation of Liquidmetal Technologies, Inc. (the “Corporation”) was filed with the Secretary of State of the State of Delaware on May 15, 2003.

2.

That a Certificate of Ownership and Merger of Liquidmetal Technologies, a California corporation, with and into the Corporation was filed with the Secretary of State of the State of Delaware on May 21, 2003.

3.	That a Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 4, 2009.

4.	That a Second Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 28, 2012.

5.	That a Third Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 5, 2013.

6.

That the Board of Directors of the Corporation duly adopted resolutions proposing to amend and restate the Certificate of Incorporation, as amended, of this Corporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation, as amended, of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the Corporation is Liquidmetal Technologies, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of the Corporation’s registered agent at such address is CT Corporation System.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

The Corporation shall have authority to issue Seven Hundred Ten Million (710,000,000) shares of capital stock, consisting of Seven Hundred Million (700,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and Ten Million (10,000,000) shares of preferred stock, $0.001 par value per share (the "Preferred Stock"). The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them.

ARTICLE V

To the fullest extent permitted by the DGCL, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after the effective date of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The Corporation shall indemnify to the fullest extent permitted by the DGCL (including, without limitation, Section 145 thereof), as the same may be amended and supplemented from time to time, any and all persons whom it shall have power to indemnify under the DGCL. The indemnification provided for herein shall not be exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law under any Bylaw, agreement, vote of stockholders or disinterested directors of the Corporation, or otherwise, both as to action in such indemnified person’s official capacity and as to action in another capacity while serving as a director, officer, employee, or agent of the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee, or agent of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

Any repeal or modification of this Article V or amendment to the DGCL shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer, or agent occurring prior to, such repeal, modification, or amendment.

ARTICLE VI

The Board of Directors shall have the power to adopt, amend, or repeal Bylaws of the Corporation, subject to the right of the stockholders of the Corporation to adopt, amend, or repeal any Bylaw. In addition, the Bylaws may be amended by the affirmative vote of holders of majority of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

ARTICLE VII

The number of directors of the Corporation shall be determined by resolution of the Board of Directors. Elections of directors need not be by written ballot, unless the Bylaws of the Corporation shall so provide.

ARTICLE VIII

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

* * * *

25

7.	That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of the Corporation in accordance with Section 242 of the DGCL.

8.

That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation’s Certificate of Incorporation, as amended, has been duly adopted in accordance with Sections 242 and 245 of the DGCL.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this ____ day of October, 2013.

By:
Name:
Title:

LIQUIDMETAL®

LIQUIDMETAL TECHNOLOGIES, INC.
ATTN: OTIS BUCHANAN
30452 ESPERANZA
RANCHO SANTA MARGARITA, CA 92688

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LIQUIDMETAL TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR all of the following Nominees for Director:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas Steipp
02) Scott Gillis
03) Mark Hansen
04) Abdi Mahamedi
05) Ricardo Salas
06) Bob Howard-Anderson
07) Richard Sevcik

The Board of Directors recommends you vote FOR proposals 2, 3, and 5 and for 3 Years on proposal 4.

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote to approve the frequency of holding future advisory votes on the compensation of our named executive officers;	☐	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2012 are available at www.proxyvote.com.

M62576-P42975

LIQUIDMETAL TECHNOLOGIES, INC.
Annual Meeting of Stockholders
October 24, 2013 9:00 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas Steipp and Tony Chung, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of LIQUIDMETAL TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 9:00 AM, PDT on October 24, 2013, at 30452 Esperanza, Rancho Santa Margarita, CA 92688, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side